TARGET PORTFOLIO TRUST
International Bond Portfolio

Supplement dated March 12, 2010 to the
Prospectus dated February 25, 2010
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At a recent Meeting of the Board of Trustees of Target Portfolio Trust (the “Trust”), of which International Bond Portfolio (the “Portfolio”) is a series, the Board determined after consideration of various factors, including the Portfolio’s asset size and developments in the marketplace, that it was in the best interests of the Portfolio’s shareholders for the Portfolio to cease operations.  Accordingly, the Board approved a proposal to liquidate all of the outstanding shares of the Portfolio.

The Portfolio will be liquidated on or about June 10, 2010 and the Portfolio’s transfer agent will make remittances to shareholders as soon as practicable thereafter.  Portfolio shareholders will receive payment equivalent to the net asset value of their shares as of the liquidation date (i.e., the redemption date).

Portfolio shares held on the liquidation date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of Prudential Money Mart Assets Fund, Inc. to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Portfolio shares were redeemed in cash.

Any contingent deferred sales charge (“CDSC”) that would otherwise be applicable to a shareholder of the Portfolio will be waived at the time of the liquidation.  You may be subject to federal, state, local or foreign taxes on redemptions of Portfolio shares.  You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Portfolio.

Effective immediately, the Portfolio is closed to new investors. Existing investors may continue to purchase shares of the Portfolio through on or about June 7, 2010.  After that date, the Portfolio will be closed to most purchases.  Dividends paid by the Portfolio may continue to be reinvested until the liquidation date.  All costs associated with the liquidation will be borne by the Portfolio.

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